GENERAL MEDICAL ASSOCIATES, INC.

                              FINANCIAL STATEMENTS

                              FOR THE YEARS ENDED

                            DECEMBER 31, 1995 & 1994







                                Table of Contents
                                -----------------

                                                                        Page
                                                                        ----

Independent Auditors Report                                              1

Balance Sheets                                                           2-3

Income Statements                                                        4-5

Statements of Retained Earnings                                          6

Statements of Cash Flows                                                 7-8

Notes to Financial Statements                                            9-12

                                JESSE SMALL, P.A.
                          CERTIFIED PUBLIC ACCOUNTANTS
                409 WEST HALLANDALE BEACH BOULEVARD - SUITE #415
                            HALLANDALE, FLORIDA 33009
                                 (954) 458-2343
                               FAX (954) 458-1056


To The Board of Directors
General Medical Associates, Inc.
1865 N.E. 163rd Street
North Miami Beach, FL  33162

                          Independent Auditor's Report
                          ----------------------------

We have audited the accompanying balance sheet of General Medical Associates, Inc. as of December 31, 1995, and the related statements of income, retained earnings, and cash flows for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of General Medical Associates, Inc. as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

As discussed in Note 8, the allowances for doubtful accounts based upon subsequently obtained information were determined to be materially understated. These understatements effected accounts receivable for the years ended 12/31/94 and 12/31/95. Accordingly, the financial statements have been restated and an adjustment has been made to the retained earnings as of January 1, 1994 to correct the estimates.

August 20, 1996, except for note 8 as to which the date is October 7, 1997.



JESSE SMALL, C.P.A.

                        GENERAL MEDICAL ASSOCIATES, INC.
                                 BALANCE SHEETS
                  DECEMBER 31, 1995 & JUNE 30, 1996 (UNAUDITED)

                                     ASSETS

                                                   DECEMBER 31,   JUNE 30, 1996
                                                      1995          (UNAUDITED)
                                                  As Adjusted       As Adjusted
                                                    (Note 8)          (Note 8)
                                                  ------------     ------------
           ASSETS

CURRENT ASSETS

   Cash                                                  --        $   19,804
   Accounts Receivable, Net of
   Allowance For Doubtful Accounts of
   $3,040,347 in 1995 and $3,247,612
   as of June 30, 1996 (Unaudited)                $1,467,315        1,538,221
   Employee Loans Receivable                           3,775            5,925
                                                  ----------       ----------
      TOTAL CURRENT ASSETS                         1,471,090        1,563,950

PROPERTY & EQUIPMENT, At Cost, Net of
   Accumulated Depreciation (see Note 2)              29,714           27,686

OTHER ASSETS
   Deposits                                              321              321
                                                  ----------       ----------
   TOTAL ASSETS                                   $1,501,125       $1,591,957
                                                  ==========       ==========




               The accompanying notes to financial statements are
                an integral part of these financial statements.

                        GENERAL MEDICAL ASSOCIATES, INC.
                                 BALANCE SHEETS
                  DECEMBER 31, 1995 & JUNE 30, 1996 (UNAUDITED)


                                                  DECEMBER 31     JUNE 30, 1996
                                                     1995           (UNAUDITED)
                                                 As Adjusted       As Adjusted
                                                   (Note 8)          (Note 8)
                                                 ------------     -------------
LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Bank Overdraft                                $    6,872              --
   Accounts Payable                                  26,041        $   59,557
   Payroll Taxes Payable                                574              --
                                                 ----------        ----------
      TOTAL CURRENT LIABILITIES                      33,487            59,557

STOCKHOLDERS' EQUITY
   Common Stock - $1 Par
   Value; 100 Authorized shares;
   100 shares Issued and Outstanding                    100               100
   Retained Earnings - Unappropriated             1,467,538         1,532,300
                                                 ----------        ----------
TOTAL LIABILITIES &
STOCKHOLDERS' EQUITY                             $1,501,125        $1,591,957
                                                 ==========        ==========









               The accompanying notes to financial statements are
                 an integral part of these financial statements.

                        GENERAL MEDICAL ASSOCIATES, INC.
                                INCOME STATEMENTS
                  FOR THE YEARS ENDED DECEMBER 31, 1995 & 1994



                                                   DECEMBER 31,     DECEMBER 31,
                                                      1995             1994
                                                   As Adjusted      As Adjusted
                                                    (Note 8)          (Note 8)
REVENUE                                            ------------     ------------
   Patient Fees                                     $2,448,606       $1,912,499
EXPENSES
   Advertising                                      $      894       $      185
   Auto                                                    225             --
   Bad Debts (see Note 4)                              376,584             --
   Bank Charges                                           --                162
   Depreciation (see Note 2)                            15,070            9,884
   Donations                                               575              135
   Dues & Subscriptions                                  3,549            4,676
   Equipment Leasing (see Note 5)                       11,573            9,324
   Insurance                                            57,957           54,473
   Interest Expense                                      1,621           29,581
   Repairs & Maintenance                                 9,443            9,687
   Professional Fees                                   340,617          266,177
   Office                                               39,274           46,807
   Postage & Delivery                                   10,127           11,439
   Rent (see Note 7)                                    68,711           49,789
   Salaries - Officer                                  244,800          254,400
   Salaries - Office                                   400,642          383,460
   Security                                                363              830
   Seminars & Continuing Education                       2,291           10,392
   Medical Supplies & Lab Fees                          29,548           43,115
   Taxes & Licenses                                      2,081           16,618
   Payroll Taxes                                        39,506           43,308
   Telephone                                            17,501           18,595
   Travel & Promotion                                    6,065            9,463
   Uniforms                                             10,435            9,289
   Utilities                                            12,957           11,048
   Meals & Entertainment                                  --              9,978
                                                    ----------       ----------
      Total Expenses                                 1,702,409        1,302,815
                                                    ----------       ----------
      NET INCOME                                    $  746,197       $  609,684
                                                    ==========       ==========


               The accompanying notes to financial statements are
                 an integral part of these financial statements.

                        GENERAL MEDICAL ASSOCIATES, INC.
                                INCOME STATEMENTS
            FOR THE SIX MONTHS ENDED JUNE 30, 1996 & 1995 (UNAUDITED)



                                              Six Months Ended  Six Months Ended
                                              JUNE 30, 1996     JUNE 30, 1995
                                              (UNAUDITED)       (UNAUDITED)
                                              As Adjusted        As Adjusted
                                               (Note 8)          (Note 8)
REVENUE                                       ---------------   ---------------
   Patient Fees                               $1,204,399        $1,268,235
EXPENSES
   Advertising                                      --          $      125
   Auto                                             --                --
   Bad Debts (see Note 4)                     $  207,264           141,292
   Bank Charges                                       91              --
   Depreciation (see Note 2)                       5,341             7,631
   Donations                                        --                 575
   Dues & Subscriptions                            1,730               735
   Equipment Leasing (see Note 5)                  8,004             5,125
   Insurance                                      25,452            24,559
   Interest Expense                                 --               1,621
   Repairs & Maintenance                           4,572             4,463
   Professional Fees                             186,439           165,882
   Office                                         19,311            18,469
   Postage & Delivery                              5,228             4,893
   Rent (see Note 7)                              29,675            32,707
   Salaries - Officer                            124,800           120,000
   Salaries - Office                             213,345           187,062
   Security                                          489              --
   Seminars & Continuing Education                   125             1,497
   Medical Supplies & Lab Fees                    14,530            15,635
   Taxes & Licenses                                5,125               769
   Payroll Taxes                                  22,134            21,167
   Telephone                                       9,212             8,395
   Travel & Promotion                              3,306             3,635
   Uniforms                                        4,500             6,435
   Utilities                                       5,734             5,296
                                              ----------        ----------
      Total Expenses                             896,407           777,968
                                              ----------        ----------
      NET INCOME                              $  307,992        $  490,267
                                              ==========        ==========



               The accompanying notes to financial statements are
                 an integral part of these financial statements.

                        GENERAL MEDICAL ASSOCIATES, INC.
                         STATEMENTS OF RETAINED EARNINGS
                FOR THE YEARS ENDED DECEMBER 31, 1995 & 1994 AND
            FOR THE SIX MONTHS ENDED JUNE 30, 1996 & 1995 (UNAUDITED)


                                                                         JUNE 30, 1996   JUNE 30, 1995
                                            1995             1994          (UNAUDITED)     (UNAUDITED)
                                         As Adjusted      As Adjusted     As Adjusted     As Adjusted
                                          (Note 8)         (Note 8)        (Note 8)        (Note 8)
                                        -------------    -------------   -------------   -------------
Retained Earnings January 1             $ 1,062,516      $   885,204     $ 1,467,538     $ 1,062,516

Add: Net Income for the Period              746,197          609,684         307,992         490,267

Deduct: Sub-S Distributions                (341,175)        (432,372)       (243,230)        (89,617)
                                         ----------       ----------      ----------      ----------
 Retained Earnings December 31, 1995,
1994 and June 30, 1996, 1995.           $ 1,467,538      $ 1,062,516     $ 1,532,300     $ 1,463,166
                                         ==========       ==========      ==========      ==========











































               The accompanying notes to financial statements are
                 an integral part of these financial statements.

                        GENERAL MEDICAL ASSOCIATES, INC.
                            STATEMENTS OF CASH FLOWS
                  FOR THE YEARS ENDED DECEMBER 31, 1995 & 1994
                Increase (Decrease) in Cash and Cash Equivalents


                                                           DECEMBER 31,                  DECEMBER 31,
                                                              1995                              1994
                                                            As Adjusted                  As Adjusted
                                                             (Note 8)                     (Note 8)
                                                     -------------------------    ------------------------
 Cash Flows From Operating Activities:
    Net Income                                                     $  746,197                     $699,684
 Adjustments to Reconcile Net Income to
 Net Cash Provided by Operating Activities:
    Depreciation                                         15,070                    $     9,884
    Decrease (Increase) in Accounts Receivable
    (Net of Allowance)                                 (188,574)                        33,359
    Decrease (Increase) in Employee
    Loans Receivable                                     (1,728)                           453
    (Increase) Decrease in Payroll Tax
    Refund Receivable                                     1,192                         (1,192)
    (Decrease) in Accounts Payable                       (2,517)                       (26,033)
    Increase in Payroll Taxes Payable                       574                            --
    Increase in Bank Overdraft                            3,775                          3,097
                                                     ----------                     ----------
   Total Adjustments                                                 (172,208)                       19,568
                                                                   ----------                     ---------
   Net Cash Provided by Operating Activities                          573,989                       629,252

 Cash Flows From Investing Activities:
    Sale of Fixed Assets                                 17,281                            --
    Purchase of Fixed Assets                             (6,466)                       (44,748)
                                                     ----------                     ----------
   Net Cash Used in Investing Activities                               10,815                       (44,748)

 Cash Flows From Financing Activities:
    Principal Payments on Notes Payable                (243,630)                      (153,870)
    Payment of Sub-S Distributions                     (341,174)                      (432,372)
                                                     ----------                      ---------
   Net Cash Provided by Financing Activities                         (584,804)                     (586,242)
                                                                   ----------                     ---------
 Net (Decrease) in Cash                                                     0                        (1,738)

 Cash at Beginning of Year                                                  0                         1,738
                                                                   ----------                     ---------
 Cash at End of Year                                               $        0                     $       0
                                                                   ==========                     =========
 Supplemental Disclosures of Cash Flow Information:
 Cash paid during the year for:
    Interest                                                       $    1,621                     $  29,581

















               The accompanying notes to financial statements are
                 an integral part of these financial statements.

                        GENERAL MEDICAL ASSOCIATES, INC.
                            STATEMENTS OF CASH FLOWS
            FOR THE SIX MONTHS ENDED JUNE 30, 1996 & 1995 (UNAUDITED)
                Increase (Decrease) in Cash and Cash Equivalents

                                                            Six Months Ended              Six Months Ended
                                                              JUNE 30, 1996                 JUNE 30, 1995
                                                              (UNAUDITED)                   (UNAUDITED)
                                                              As Adjusted                   As Adjusted
                                                               (Note 8)                      (Note 8)
                                                        ------------------------       --------------------------
 Cash Flows From Operating Activities:
    Net Income                                                        $  307,992                       $ 490,267
 Adjustments to Reconcile Net Income to
 Net Cash Provided by Operating Activities:
    Depreciation                                        $     5,341                   $     7,631
    (Decrease) in Bank Overdraft                             (6,872)                       (3,097)
    (Increase) in Accounts Receivable (Net of Allowance)    (70,906)                     (141,287)
    (Increase) Decrease in Employee Loans Receivable         (2,150)                        1,116
    Increase in Accounts Payable                             33,516                        33,019
    (Decrease) Increase in Payroll Taxes Payable               (574)                           16
    Decrease in Payroll Tax Refund Receivable                    --                         1,192
                                                         ----------                    ----------
            Total Adjustments                                            (41,645)                        (101,410)
                                                                      ----------                        ---------
            Net Cash Provided by Operating Activities                    266,347                          388,857

 Cash Flows From Investing Activities:
    Purchase of Fixed Assets                                 (3,313)                       (3,682)
                                                         ----------                    ----------
            Net Cash Used in Investing Activities                         (3,313)                          (3,682)

 Cash Flows From Financing Activities:
    Principal Payments on Notes Payable                         --                       (243,630)
    Payment of Sub-S Distributions                         (243,230)                      (89,617)
                                                         ----------                     ---------
            Net Cash Provided by Financing Activities                   (243,230)                        (333,247)
                                                                       ---------                        ---------
 Net Increase in Cash                                                     19,804                           51,928

 Cash at Beginning of Year                                                     0                                0
                                                                      ----------                        ---------
 Cash at June 30, 1996 & 1995                                         $   19,804                        $  51,928
                                                                      ==========                        =========
 Supplemental Disclosures Of Cash Flow Information:
 Cash Paid During The Year For:
    Interest                                                          $        0                        $   1,621






















               The accompanying notes to financial statements are
                 an integral part of these financial statements.

                        GENERAL MEDICAL ASSOCIATES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE YEARS ENDED DECEMBER 31, 1995 & 1994


NOTE 1:   BUSINESS DESCRIPTION

          The Company's operations consist of performing medical services in the Miami area.


NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          The financial statements are prepared on the accrual basis. Property and equipment are stated at cost and include expenditures which increase the useful lives of existing property and equipment. Maintenance and repairs are charged to operations as incurred. When property and equipment is disposed of, the related cost and accumulated depreciation is removed from the respective accounts and any gain or loss is reflected in the results of operations. Depreciation is being provided using the modified accelerated cost recovery system over the estimated useful lives of the assets. The following is a list of the depreciable assets:

                                       METHOD &                      (UNAUDITED)
                                    USEFUL LIFE           12/31/95     06/31/96
                                    -----------           --------     --------

          Leasehold Improvements        DDB, 7 YR.       $ 35,273      $ 35,273
          Machinery & Equipment         DDB, 7 YR.         24,373        27,686
          Furniture & Fixtures          DDB, 7 YR.            609           609
          Computers                     DDB, 5 YR.          3,035         3,035
                                                         --------      --------
                   Total                                 $ 63,290      $ 66,603

                   Less: Accumulated
                         Depreciation                      33,576        38,917
                                                         --------      --------

                   Net Fixed Assets                      $ 29,714      $ 27,686
                                                         ========      ========

                                  (CONTINUED)

                        GENERAL MEDICAL ASSOCIATES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE YEARS ENDED DECEMBER 31, 1995 & 1994


NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          INCOME TAXES
          As an S Corporation, the company is not required to pay federal income taxes because the income flows through to the shareholders; therefore, a provision for income taxes is not required and a deferred tax liability is not required.


          UNAUDITED INTERIM FINANCIAL STATEMENTS
          The balance sheet of the Company as of June 30, 1996 and related statements of income, retained earnings and cash flows for the six month periods ended June 30, 1996 and 1995 have not been audited. However, in the opinion of management, the financial statements reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the results of the periods reflected. The results for the period reflected are not necessarily indicative of the results for the full fiscal years.


          USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


          ACCOUNTS RECEIVABLE AND REVENUES
          The Company recognizes revenues net of contractual adjustments and uncollectible amounts as services are provided to patients. These services are typically billed to patients, insurance companies, Medicare, and attorneys representing patients in personal injury matters. The Company provides an allowance for uncollectible receivables and for contractual adjustments relating to the difference between standard charges and rates paid by certain third party payers.

                        GENERAL MEDICAL ASSOCIATES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994



NOTE 3:   NOTES PAYABLE

          Notes Payable-Auto was a note against the automobile on the balance sheet. Note Payable-Auto was paid-off in 1995 when the automobile was sold. Notes Payable-Barnett Bank was a Note taken out to pay-off the previous owner of General Medical Associates, Inc. for the purchase of General Medical Associates, Inc. The loan was for $450,000 taken out on 5/21/93 and was completely paid-off by 5/31/95.

NOTE 4:   BAD DEBTS

          Accounts Receivable on the Balance Sheet are reported at their net realizable values.

NOTE 5:   EQUIPMENT LEASING

          All equipment leases during 1994, 1995 and the six months ended June 30, 1996 were operating leases.

NOTE 6:   CASH

          There were no claims against cash during 1994, 1995 and the six months ended June 30, 1996.

NOTE 7:   LEASE COMMITMENTS

          The company is currently leasing its office space on a 5-year renewable lease that ends on October 31, 2000. Total rental payments are $4,758 per month. Total minimum lease payments per year amount to $57,096.

NOTE 8:  CORRECTIONS

          Retained earnings as of January 1, 1994 has been adjusted from $2,110,442 to $885,204 to reflect corrections made to the estimates of the allowances for doubtful accounts. The new estimates of the allowances for doubtful accounts were caused by the availability of previously unattainable computer data specifically relating to accounts receivable. In regards to the Balance Sheets, allowance for doubtful accounts as of December 31, 1995 and June 30, 1996
          (Unaudited) has been adjusted from $1,796,931 to $3,040,347 and $1,893,839 to $3,247,612 respectively.

                        GENERAL MEDICAL ASSOCIATES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994


NOTE 8:  CORRECTIONS- (Continued)

          Retained   earnings  as  of  December  31,  1995  and  June  30,  1996
          (Unaudited) has been adjusted from $2,710,955 to $1,467,538 and $2,886,072 to $1,532,300 respectively. Retained earnings as of December 31, 1994 and June 30, 1995 (Unaudited) has been adjusted from $2,152,226 to $1,062,516 and $2,589,670 to $1,463,166 respectively.

          In regards to the Income Statement, the patient fees for the year ended December 31, 1994 has been adjusted from $1,776,971 to $1,912,499. Bad debts for the year ended December 31, 1995 has been adjusted from $222,877 to $376,584. Bad debts for the six months ended June 30, 1995 (Unaudited) and June 30, 1996 (Unaudited) has been
          adjusted   from   $104,498  to   $141,292   and  $96,909  to  $207,264
          respectively.

          UNAUDITED INTERIM FINANCIAL STATEMENTS The balance sheet of the Company as of June 30, 1996 and related statements of income, retained earnings and cash flows for the six month periods ended June 30, 1996 and 1995 have not been audited. However, in the opinion of management, the financial statements reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the results of the periods reflected. The results for the period reflected are not necessarily indicative of the results for the full fiscal years.